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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 20, 2008

Liberty Global, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51360	20-2197030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

12300 Liberty Boulevard, Englewood, Colorado 80112
(Address of Principal Executive Office)

(303)220-6600
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(e)   Compensatory Arrangements of Certain Officers

2008 Annual Performance Award Plan

        Pursuant to the Liberty Global, Inc. 2005 Incentive Plan (As Amended and Restated Effective October 31, 2006) (the "Incentive Plan"), on February 20, 2008, the Compensation Committee (the "Committee") of our Board of Directors approved performance goals for the fiscal year ending December 31, 2008 for annual cash performance awards to our executive officers and certain key employees (the "2008 Performance Awards"). With respect to our Chief Executive Officer and the four other executive officers of our company who we currently anticipate will be among our five most highly compensated executive officers for fiscal 2008 (the "2008 Executives"), a base objective relating to 2008 operating cash flow has been designed so that the payment of 2008 Performance Awards to the 2008 Executives will qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended.

        If the 2008 base objective is achieved, the Committee may approve payment to each 2008 Executive of 200% of the target 2008 Performance Award applicable to such 2008 Executive, subject to the Committee's discretion to reduce the amount of the award to be paid to any 2008 Executive or to pay no award to such 2008 Executive. With respect to each other participant, the Committee has the discretion to pay from 0% to 200% of such participant's target 2008 Performance Award. The exercise of the Committee's discretion as to the amount of the 2008 Performance Award payable will, in each case, be based on the Committee's overall assessment of our company's financial performance, and the participant's performance against individual goals, in 2008. The individual goals consist of qualitative measures which include individual strategic, financial, transactional, organizational and/or operational goals for each participant.

        Based on current participation (14 persons), the aggregate amount of the target 2008 Performance Awards that may be paid to all participants is $6.2 million and the aggregate amount of the maximum 2008 Performance Awards that may be paid to all participants is $12.4 million. The target 2008 Performance Award for each 2008 Executive is the same as his target Performance Award for 2007—$800,000 for Mr. Fries and $500,000 for each other 2008 Executive.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL, INC.
By:	/s/ ELIZABETH M. MARKOWSKI Name: Elizabeth M. Markowski Title: Senior Vice President, General Counsel and Secretary

Date: February 26, 2008

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  Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
SIGNATURE